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                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of April 23, 1998, by and among Mac-Gray Corporation, a Delaware corporation (the "Company"), and the holders who are signatories hereto (each a "Holder" and collectively, the "Holders"). This Agreement is contemplated by a certain Stock Purchase Agreement, dated as of March 31, 1998 (the "Purchase Agreement"), by and among the Company, Mac-Gray Services, Inc., a Delaware corporation, Copico, Inc., a Massachusetts corporation, and the Holders.

     The parties hereby agree as follows:

     Section 1.  Definitions.
                 -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day other than a day on which banks are authorized
      ------------
or required to be closed in The Commonwealth of Massachusetts.

     "Closing Date" has the meaning ascribed thereto in the Purchase Agreement.
      ------------

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Shares" means the 250,000 shares of Common Stock issued to the
      -------------
Holders pursuant to the Purchase Agreement.

     "Common Stock" means the common stock, par value $.01 per share, of the
      ------------
Company.

     "Company" has the meaning set forth in the preamble and shall include the
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Company's successors by merger, acquisition, reorganization or otherwise.

     "Controlling Persons" has the meaning set forth in Section 6(a).
      -------------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Lock-up Period" has the meaning set forth in Section 7.
      --------------

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.
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     "Prospectus" means the prospectus included in any Registration Statement
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(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Registrable Securities" means the Common Shares except for (i) Common
      ----------------------
Shares the sale of which is covered by a Registration Statement that has been declared effective under the Securities Act, (ii) Common Shares which may be transferred pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), and (iii) Common Shares which cease to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 5.
      ---------------------

     "Registration Statement" means any registration statement of the Company
      ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement (including the Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Shelf Registration" has the meaning set forth in Section 2.
      ------------------

     "Shelf Registration Statement" has the meaning set forth in Section 2.
      ----------------------------

     "Suspension Period" has the meaning set forth in Section 4.
      -----------------

     "Suspension Notice" has the meaning set forth in Section 4.
      -----------------

     "Target Effective Period" has the meaning set forth in Section 2.
      -----------------------

     Section 2.  Shelf Registration.  Prior to the date hereof, the Company has
                 ------------------
filed and caused to become effective under the Securities Act a shelf registration statement (the "Shelf Registration Statement") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or such successor rule or similar provision

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then in effect) covering all of the Registrable Securities (a "Shelf
Registration"). The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period (the "Target Effective Period") ending with the earlier of (a) the sale of all Registrable Securities and (b) twelve (12) months following the Closing Date.

     Section 3.  Registration Procedures.
                 -----------------------

     In connection with the obligations of the Company to register Registrable Securities pursuant to the terms and conditions of this Agreement:

          (a) The Company shall prepare and file with the Commission such post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Target Effective Period; shall cause the Prospectus included in such Shelf Registration Statement to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement.

          (b) The Company shall furnish to any Holder, without charge, such number of conformed copies of the Shelf Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as such Holder may reasonably request in order to facilitate the sale of such Holder's Registrable Securities.

          (c) The Company shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder reasonably requests; provided, however, that the
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Company shall not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(c), (ii) to file any general consent to service of process, or (iii) to subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation.

          (d) The Company shall promptly notify each Holder of the happening of any event which makes any statement made in the Shelf Registration Statement or related Prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly following expiration of any Suspension Period (as defined in Section 4), the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of Registrable Securities, such Prospectus will not contain any untrue statement of a

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material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) The Company shall use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement, and, if one is issued, the Company shall use commercially reasonable efforts to obtain the withdrawal of such order as promptly as practicable.

          (f) The Company shall cause the Registrable Securities included in any Registration Statement to be listed on the New York Stock Exchange or such other securities exchange on which similar securities issued by the Company are then listed.

     Section 4.  Suspension Period.
                 -----------------

     Each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(e) or of any event which, in the Company's reasonable business judgment, could become such an event, shall immediately discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 3(d) (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemented or amended Prospectus is referred to herein as the "Suspension Period"). If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice. In the event that the Company shall give any Suspension Notice, (i) the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to end the Suspension Period as promptly as practicable and (ii) the Target Effective Period shall be extended by the number of days during the Suspension Period.

     Section 5.  Registration Expenses.
                 ---------------------

     Subject to the proviso below, any and all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, Commission and securities exchange registration and filing fees, fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, printing expenses, fees and expenses incurred in connection with the listing of the Registrable Securities and fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company; provided, however, that Registration Expenses
                              --------  -------
shall not include (i) underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities, (ii) any fees or expenses of any counsel, accountants or other persons retained or employed by the Holders, or (iii) out-of-pocket expenses of the Holders and their agents, including, without limitation, any travel costs.

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     Section 6.  Indemnification and Contribution.
                 --------------------------------

          (a) Indemnification by the Company.  The Company agrees to indemnify
              ------------------------------
and hold harmless, to the full extent permitted by law, each Holder, its officers, directors, employees and agents and each Person, if any, which controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (collectively, "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, "Damages") to which any of them may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus) pursuant to which Registrable Securities were registered under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder expressly for use therein.

          (b) Indemnification by the Holders.  Each Holder agrees to indemnify
              ------------------------------
and hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees and agents and each Controlling Person of the Company, from and against any and all Damages to which any of them may become subject under the Securities Act or otherwise to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Holder expressly for use in any Registration Statement. In no event shall the liability of any Holder for indemnification under this Section 6(b) in its capacity as such (and not in such Holder's capacity as an officer or director of the Company) exceed the proceeds received by such Holder from the sale of Registrable Securities under such Registration Statement.

          (c) Indemnification Procedures.  In case any proceeding (including any
              --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure or delay of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability which it may have pursuant

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to this Agreement if the indemnifying party is not prejudiced by such failure or delay. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of any indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

          (d) Contribution.  To the extent that the indemnification provided for
              ------------
in paragraph (a) or (b) of this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and each Holder on the other, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     If indemnification is available under paragraph (a) or (b) of this
Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative benefits to or relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata
                                                                 --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. In no event shall any Holder be required to contribute an amount under this Section 6(d) in excess of the proceeds received by such Holder from the sale of Registrable Securities under the relevant Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

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Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     Section 7.  Restrictions on Sales by Holders.
                 --------------------------------

     In the event of an underwritten public offering of securities of the Company, each Holder shall, upon the written request of the managing underwriter (or underwriters) of such offering, agree not to effect any sale or disposition of any securities similar to those being registered in such offering, including, without limitation, sales of Registrable Securities pursuant to the Shelf Registration Statement, for such period (the "Lock-up Period"), not to exceed 180 days, as such underwriter may specify. Such agreement shall be in form and substance satisfactory to the Company and such underwriter.

     Section 8.  Information Furnished by Holders.
                 --------------------------------

     Each Holder shall furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act and the provisions of this Agreement. Each Holder agrees (a) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (b) to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that the Prospectus shall not contain, with respect to the Holder or the Holder's intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     Section 9.     Miscellaneous.
                    -------------

          (a) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority in interest of the Registrable Securities then outstanding.

          (b) Notices.  All notices and other communications provided for or
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permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt

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requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery.

          (c) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors of each of the parties. No Holder may assign any of its rights hereunder without the prior written consent of the Company.

          (d) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of The Commonwealth of Massachusetts without regard to principles of conflicts of law.

          (g) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

          (h) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                                 [End of Text]

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     IN WITNESS WHEREOF, the parties have caused this Registration Rights
Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                    MAC-GRAY CORPORATION


                                    By:/s/ Stewart Gray MacDonald
                                       -------------------------------
                                      Stewart G. MacDonald
                                      Chief Executive Officer
HOLDERS:
-------

                                    /s/ Edward J. Goulart
                                    -------------------------------------
                                    Edward J. Goulart


                                    /s/ Ronald R. Jalbert
                                    ---------------------------------------
                                    Ronald R. Jalbert


                                    /s/ Robert W. LaRoche
                                    -----------------------------------
                                    Robert W. LaRoche


                                    /s/ Peter B. Finn
                                    ----------------------------------------
                                    Peter B. Finn


                                    /s/ David Luongo
                                    ---------------------------------------
                                    David Luongo


                                    /s/ Joseph J.  Tischler
                                    ----------------------------------------
                                    Joseph J. Tischler

                                    MASSACHUSETTS CAPITAL
                                    RESOURCE COMPANY


                                    By: /s/ Kenneth J. Lavery
                                       --------------------------------
                                       Kenneth J. Lavery
                                       Vice President

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